VANGUARD MORGAN(TM)GROWTH FUND

SEMIANNUAL REPORT JUNE 30, 2001

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER

As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur. Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you.

     In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc. Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.


SUMMARY

** Vanguard Morgan Growth Fund returned -5.6% for the six months ended June 30, 2001. While disappointing, your fund's return outpaced that of its average peer fund by more than 10 percentage points.

** Growth stocks plummeted from February through early April, bringing down broad market indexes for the half-year. Meanwhile, value stocks and smaller-capitalization shares either treaded water or posted gains.

** The fund's outperformance of its peers can be attributed to the sizable exposure to mid-cap issues and to good stock selection.


CONTENTS

 1 Letter from the Chairman
 6 Report from the Advisers
 8 Fund Profile
 9 Glossary of Investment Terms
10 Performance Summary
11 Financial Statements
23 Advantages of Vanguard.com

LETTER
 FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Stocks, particularly large-capitalization growth stocks, declined during the first half of 2001. In this difficult environment, vanguard morgan growth fund posted a six-month return of -5.6%. While disappointing in absolute terms, your fund's return was well above those of its comparative measures and slightly better than that of the overall stock market.

     The table at right shows the six-month total returns (capital change plus reinvested dividends) for your fund, its average peer mutual fund, the Growth Fund Stock Index, and the overall U.S. stock market, which is represented by the Wilshire 5000 Total Market Index. Also presented is the return for your fund's Admiral(TM) Shares, which were introduced on May 14, 2001. These shares offer a lower expense ratio to shareholders whose sizable, long-tenured accounts bring economy of scale and lower costs to the fund. The fund's total return is based on a decrease in net asset value from $17.08 per share on December 31, 2000 ($50.00 at inception per Admiral Share), to $16.06 per share ($49.82 per Admiral Share) on June 30, 2001, and is adjusted for a distribution of $0.05 per share paid from net realized capital gains. (Admiral Shares had no capital gains distributions.)


TOTAL RETURNS                                   SIX MONTHS ENDED
                                                   JUNE 30, 2001
----------------------------------------------------------------
Vanguard Morgan Growth Fund                                -5.6%
Average Multi-Cap Growth Fund*                            -16.1
Growth Fund Stock Index**                                 -11.4
Wilshire 5000 Index                                        -5.8
----------------------------------------------------------------

Admiral Shares (Since May 14, 2001, inception)
----------------------------------------------------------------
Vanguard Morgan Growth Fund                                -0.4%
----------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Reflects the returns of the average common stock holdings of the 50 largest growth-oriented mutual funds.


FINANCIAL MARKETS IN REVIEW

Most reports suggested that the pace of U.S. economic activity slowed markedly during the first half of 2001, compared with the same period a year earlier. As the economy slowed, the Federal Reserve Board's Open Market Committee responded with six cuts in short-term interest rates, including two surprise cuts made between regularly scheduled meetings. During the six months ended June 30, the Fed sliced 275 basis points (2.75 percentage points) off the cost of short-term borrowing, moving its target federal funds rate to 3.75%.

     The Fed explained that it hoped to stimulate capital spending, which declined sharply during the half-year. Corporate America made especially sharp cuts in spending on information technology--investments that had helped to power the U.S. economy's rapid growth during the late 1990s. Big industrial manufacturers struggled, too, as a strong dollar and weak global economy pinched worldwide spending on capital goods.

     In sharp contrast with the industrial economy, the consumer economy proved unexpectedly resilient. Housing starts and sales remained strong, and spending at the nation's malls and shopping centers sufficed to keep the economy out of recession. The job market weakened somewhat, as initial claims for unemployment benefits rose, and several high-profile employers announced layoffs. Still, consumers remained generally confident about the economy's prospects.

     Corporate profits proved less resilient, following the bleaker fortunes of the industrial economy. A spate of earnings warnings and shortfalls prolonged the U.S. stock market's struggles, especially among large-cap stocks. The Standard & Poor's 500 Index hit a 29-month low in early April before recovering somewhat and posting a -6.7% return for the half-year. The growth stocks within the index posted an even lower -11.0% return. But even as large, highly valued stocks took down the broad market indexes, smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--turned in relatively strong performances. For example, small value stocks, as measured by the Russell 2000 Value Index, returned 12.7% for the six-month period.

MARKET BAROMETER                                                 TOTAL RETURNS
                                                   PERIODS ENDED JUNE 30, 2001

                                                   SIX         ONE        FIVE
                                                MONTHS        YEAR      YEARS*
------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -6.7%      -14.8%       14.5%
Russell 2000 Index (Small-caps)                   6.9         0.6         9.6
Wilshire 5000 Index (Entire market)              -5.8       -15.4        13.1
MSCI EAFE Index (International)                 -14.4       -23.3        3.2
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       3.6%       11.2%        7.5%
Lehman 10 Year Municipal Bond Index               2.8         9.5         6.6
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        2.5         5.6         5.2
==============================================================================
CPI
Consumer Price Index                              2.3%        3.2%        2.6%
------------------------------------------------------------------------------
*Annualized.


     Bonds delivered solid returns. On balance, the prices of shorter-term government bonds got the biggest boost from the Fed's rate-cut campaign. (Bond prices move in the opposite direction from interest rates.) Longer-term rates declined initially, but then rose, perhaps signaling investor concerns about inflation. For the six months, short- and intermediate-term government bonds outperformed their long-term counterparts. In contrast, among corporate bonds, long-term issues bested shorter-term ones, with all maturities benefiting from narrowing spreads between the interest rates paid by corporate and U.S. Treasury bonds.

PERFORMANCE OVERVIEW

Vanguard Morgan Growth Fund's -5.6% return, although surely not up to our hopes, was far ahead of the average peer's -16.1% decline. Your fund even managed to outperform the broad market--an achievement that few growth-oriented funds could claim during this difficult period.

     It helped that your fund had a fair exposure to mid-cap issues, which generally held up better than the large-cap stocks that dominate broad indexes and many of your fund's peers.

     The sector with the largest impact on the fund's half-year performance was the strong-performing consumer discretionary group, a broad category that includes retailers and media companies, among others. With about 22% of fund assets, this sector was on average the fund's second-most-sizable commitment and earned 17% for the half-year, or about twice the return of that sector in the broad market.

     On the negative side, health care stocks reversed some of their gains from the previous year. This sector was the fund's third-largest weighting. However, the investment advisers added value with their stock selection, as Morgan Growth Fund's health care issues outperformed those of the broader market.

     One thing did not change: Technology remained an albatross for your fund, as it did for peers and the broad market. With 23% of assets on average, it was the fund's weightiest sector commitment. Tech stocks rebounded in the second quarter, but it was not enough to offset a steep decline in the first quarter. For the six months, the fund's tech stocks returned -24%.


FUND ASSETS MANAGED                                  JUNE 30, 2001

                                         $ MILLION      PERCENTAGE
------------------------------------------------------------------


Wellington Management Company, llp        $  1,694             40%
Franklin Portfolio Associates, LLC           1,522             37
Vanguard Quantitative Equity Group             858             21
Cash Investments*                               94              2
------------------------------------------------------------------
Total                                     $  4,168            100%
------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser also may maintain a modest cash position.

     As you know, Morgan Growth Fund has three investment advisers. The table above shows the proportion of fund assets managed by each adviser as of June 30, 2001.

A FEW WORDS ABOUT ADMIRAL SHARES

Vanguard began introducing Admiral Shares in November 2000, and added Admiral Shares for the Morgan Growth Fund in mid-May. This innovative program recognizes the cost savings that long-tenured and large accounts bring to the administration of mutual funds by passing along these savings to the investors who create them.

     All owners of Admiral Shares are proportional owners of the fund's assets--the underlying stocks in which the fund invests. But Admiral shareholders benefit from an annual expense ratio that's even lower than that of the fund's Investor Shares--just 0.35% (or $3.50 per $1,000 of assets) for Admiral Shares of the Morgan Growth Fund versus 0.44% ($4.40 per $1,000) for the fund's Investor Shares.

     Admiral Shares are available to the owners of both IRAs and nonretirement accounts that meet one of the following criteria:

     * The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com.

     * The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.

     * There is a balance of $250,000 or more in the fund account.

IN SUMMARY

The  weakness  in  economic  activity,   corporate  profits,  and  stock  prices
experienced so far this year is the kind of rough weather that afflicts the financial markets from time to time. Experience teaches us that although such events are to be expected, their timing and duration are difficult to predict. Rather than avoiding turbulent periods, the wise investor devises a financial plan that can withstand them. This entails a diversified, balanced portfolio with a mix of stock funds, bond funds, and cash investments appropriate for your goals, time horizon, and financial circumstances. Such an approach has helped millions of investors to stay the course toward long-term success.

     Thank you for entrusting your hard-earned money to Vanguard.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

JULY 17, 2001

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--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

FISCAL YEAR-END WILL CHANGE

The fiscal year-end for Vanguard Morgan Growth Fund is being changed from December 31 to September 30. The change will not affect the fund's investment objective or policies. Rather, it is part of a wider effort to improve the efficiency and reduce the costs of producing fund reports by spreading the work more evenly throughout the year.

     In November, shareholders of the Morgan Growth Fund will receive a fund report covering the nine-month period from December 31, 2000, through September 30, 2001. After that, shareholders will receive a semiannual report each May, covering the six months from October 1 through March, and an annual report each November, covering the twelve months through September.

REPORT
 FROM THE ADVISERS

VANGUARD MORGAN GROWTH FUND recorded a -5.6% return during the first half of 2001. This negative return, while nothing to boast about, was a tiny bit better than the overall stock market's return and was well ahead of the -16.1% average return for multi-cap growth funds--our peer group of funds as determined by Lipper Inc. We also outpaced the -11.4% return for the Growth Fund Stock Index, a benchmark comprising stocks held by the 50 largest growth-oriented mutual funds.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.
--------------------------------------------------------------------------------


THE INVESTMENT ENVIRONMENT

Choppy markets such as those of the past six months often mark the point in an economic cycle when a slowdown has begun but the markets lack direction, because no one can gauge the slowdown's magnitude and duration. However, there are reasons to be hopeful that the worst is over. The Federal Reserve Board put its foot on the accelerator, cutting its target fed funds rate by 2.75 percentage points during the half-year. Also, the tax cuts that President George W. Bush championed are going into effect. And despite pervasive business woes, consumers have been remarkably resilient. Concern about a long earnings drought in technology is acting as a drag on that sector. But the rest of the market is not behaving so badly, with smaller stocks actually in positive territory for the year, and value-oriented indexes only off a few percentage points. Despite a poor first half, growth stocks showed some signs of life late in the period.

     The economic slowdown was largely the result of a sharp reduction in capital spending after the excessive capital investment of the previous few years. It will take a while longer for the economy to absorb the existing amount of capital goods, but year-over-year comparisons should start to improve.

THE FUND'S SUCCESSES

The biggest positive contributor to the fund's return during the half-year was the consumer discretionary sector. This group accounted on average for about 22% of the fund's stock holdings--almost 10 percentage points more than the sector's share of the S&P 500 Index. Our holdings in the sector, which embraces a large group of retailing and media companies, earned almost 17% for the six months, while the S&P 500's consumer discretionary stocks returned less than 9%. Media companies AOL Time Warner, AT&T-Liberty Media, USA Networks, Clear Channel Communications, and EchoStar Communications all rebounded from poor showings.

     In the consumer staples category, the fund benefited from an underweighting (about 4% of the fund's equities versus 7% of the index) and from somewhat better stock selection: Morgan Growth's holdings returned -6.5% for the six months versus -10.9% for the index sector.

     On balance, our stock selection added to the fund's relative returns in the financial services and health care sectors, although in the health care group "adding value" meant losing less than the index sector.

THE FUND'S SHORTFALLS

A single sector of the market--technology--accounted for the fund's negative return for the half-year. Tech stocks represented our largest industry weighting, at just under 23% of stock holdings on average. And these holdings performed poorly, returning about -24%. Tech stocks within the S&P 500 Index suffered less damage, declining about -18%. The fund had a higher stake in tech stocks than the S&P 500 Index, but our exposure was less than the 28% weighting in the Growth Fund Stock Index, which helped the fund to outpace that benchmark for the half-year.

     Tech holdings that performed poorly included Oracle, Cisco Systems, EMC, and VeriSign. Although we added to some technology positions during the period after prices fell substantially, the fund's weighting in tech stocks on June 30 was well below its level at the end of 2000, when 26.5% of the fund's stock holdings were in tech companies.

THE FUND'S POSITION

At midyear, the fund is positioned defensively to an extent. Compared with the Growth Fund Stock Index, we have higher weightings in the consumer discretionary, health care, and utilities sectors--all groups that are somewhat insulated from the vagaries of the economy. In addition, compared with most other growth funds and the Growth Fund Stock Index, the fund remains underweighted in technology, which is still encountering heavy weather, and in financial services, where the benefits of the Fed's interest rate cuts appear to be pretty fully reflected in the prices of most stocks.

WELLINGTON MANAGEMENT COMPANY, LLP
FRANKLIN PORTFOLIO ASSOCIATES, LLC
VANGUARD QUANTITATIVE EQUITY GROUP

JULY 18, 2001

FUND PROFILE                                                 AS OF JUNE 30, 2001
 FOR MORGAN GROWTH FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

-----------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                         WILSHIRE
                                 FUND        BEST FIT*       5000
-----------------------------------------------------------------
Number of Stocks                  331            1,265      6,334
Median Market Cap              $28.0B           $30.1B     $35.0B
Price/Earnings Ratio            31.8x            36.0x      27.3x
Price/Book Ratio                 3.6x             4.1x       3.5x
Yield                            0.3%             0.7%       1.2%
Yield--Admiral Shares            0.4%             0.7%       1.2%
Return on Equity                20.7%            23.6%      23.1%
Earnings Growth Rate            19.2%            19.5%      15.8%
Foreign Holdings                 3.0%             0.0%       0.0%
Turnover Rate                   73%**               --         --
Expense Ratio                 0.44%**               --         --
Expense Ratio--
 Admiral Shares               0.35%**               --         --
Cash Investments                 0.8%               --         --
-----------------------------------------------------------------


----------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Citigroup, Inc.                           2.7%
  (financial services)
AOL Time Warner Inc.                      2.7
  (media)
Microsoft Corp.                           2.2
  (software)
AT&T Corp.-Liberty Media Class A          2.1
  (entertainment)
First Data Corp.                          1.8
  (financial services)
Pharmacia Corp.                           1.7
  (pharmaceuticals)
Cisco Systems, Inc.                       1.6
  (computer networks)
VeriSign, Inc.                            1.6
  (software)
American International Group, Inc.        1.5
  (insurance)
Pfizer, Inc.                              1.5
  (pharmaceuticals)
----------------------------------------------
Top Ten                                  19.4%
----------------------------------------------


---------------------------------------------------------------
VOLATILITY MEASURES
                                                        WISHIRE
                            FUND     BEST FIT*   FUND      5000
---------------------------------------------------------------
R-Squared                   0.96         1.00    0.96      1.00
Beta                        1.00         1.00    1.20      1.00
---------------------------------------------------------------

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                                   WILSHIRE
                                      FUND         BEST FIT*           5000
---------------------------------------------------------------------------
Auto & Transportation                 1.1%              1.8%           2.1%
Consumer Discretionary               22.9              15.4           14.4
Consumer Staples                      4.1               4.8            5.8
Financial Services                   15.7              17.0           20.0
Health Care                          19.3              16.4           13.2
Integrated Oils                       2.1               1.4            3.5
Other Energy                          2.0               4.0            2.6
Materials & Processing                0.4               1.0            3.1
Producer Durables                     3.7               3.3            3.5
Technology                           22.1              27.9           17.7
Utilities                             4.3               3.6            8.4
Other                                 2.3               3.4            5.7
---------------------------------------------------------------------------
 *Growth Fund Stock Index.
**Annualized.
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR MORGAN GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     DECEMBER 31, 1990-JUNE 30, 2001

                   MORGAN GROWTH FUND          GROWTH FUND
                      INVESTOR SHARES          STOCK INDEX

1991                        29.3                  38.7
1992                         9.5                   9.8
1993                         7.3                  13.8
1994                        -1.7                  -0.1
1995                        36.0                  34.7
1996                        23.3                  23.4
1997                        30.8                  30.6
1998                        22.3                  28.2
1999                        34.1                  25.4
2000                       -12.5                  -9.0
2001*                       -5.6                 -11.4
--------------------------------------------------------------------------------
*Six months ended June 30, 2001.
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.



FINANCIAL STATEMENTS
  JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
MORGAN GROWTH FUND                                 SHARES                (000)
------------------------------------------------------------------------------
COMMON STOCKS (94.3%)(1)
------------------------------------------------------------------------------
AUTO & Transportation (1.0%)
  Ryanair Holdings PLC ADR                 $      244,500        $      12,702
  FedEx Corp.                                     234,900                9,443
  United Parcel Service, Inc.                      91,500                5,289
  Genuine Parts Co.                               155,000                4,882
  Delta Air Lines, Inc.                            58,300                2,570
  Burlington Northern
    Santa Fe Corp.                                 84,600                2,552
* AMR Corp.                                        69,600                2,515
  Ford Motor Co.                                   47,680                1,171
  Union Pacific Corp.                              19,300                1,060
* Northwest Airlines Corp.
    Class A                                        11,700                  295
                                                                 -------------
                                                                 $      42,479
                                                                 -------------

CONSUMER DISCRETIONARY (21.6%)

  AOL Time Warner Inc.                          2,187,400              115,932
  AT&T Corp.-Liberty Media
    Class A                                     5,224,100               91,370
  Home Depot, Inc.                              1,295,450               60,303
* Viacom Inc. Class B                           1,158,788               59,967
* Clear Channel
    Communications, Inc.                          768,474               48,183
* USA Networks, Inc.                            1,581,300               44,577
  Waste Management, Inc.                        1,122,200               34,586
* Bed Bath & Beyond, Inc.                       1,000,000               31,200
  Target Corp.                                    830,200               28,725
* Staples, Inc.                                 1,775,000               28,382
* EchoStar Communications Corp.
    Class A                                       743,200               24,095
  Kimberly-Clark Corp.                            413,400               23,109
  Lowe's Cos., Inc.                               312,700               22,686
  News Corp. Ltd. ADR Pfd.                        670,000               21,708
  Knight Ridder                                   318,400               18,881
* Kohl's Corp.                                    278,900               17,495
  Sears, Roebuck & Co.                            378,900               16,031
  Darden Restaurants Inc.                         559,400               15,607
  Wal-Mart Stores, Inc.                           299,000               14,591
* Cendant Corp.                                   722,900               14,097
  E.W. Scripps Co. Class A                        195,000               13,455
  General Motors Corp. Class H                    605,000               12,251
  May Department Stores Co.                       346,500               11,871
  Circuit City Stores, Inc.                       643,200               11,578
* Jones Apparel Group, Inc.                       256,200               11,068
* TMP Worldwide, Inc.                             171,000               10,108
* Pegasus Communications Corp.
    Class A                                       443,500                9,979
* Michaels Stores, Inc.                           220,600                9,045
  Starwood Hotels & Resorts
    Worldwide, Inc.                               205,800                7,672
  Viad Corp.                                      284,900                7,521
  Galileo International, Inc.                     230,000                7,475
* Dollar Tree Stores, Inc.                        235,000                6,542
  R.R. Donnelley & Sons Co.                       211,500                6,282

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
MORGAN GROWTH FUND                                 SHARES                (000)
------------------------------------------------------------------------------
  McDonald's Corp.                         $      227,200        $       6,148
  The Walt Disney Co.                             192,400                5,558
  Newell Rubbermaid, Inc.                         215,100                5,399
  Whirlpool Corp.                                  72,000                4,500
* eBay Inc.                                        64,500                4,418
  Eastman Kodak Co.                                84,300                3,935
  Sirius Satellite Radio, Inc.                    298,600                3,640
  The McGraw-Hill Cos., Inc.                       51,700                3,420
* Reebok International Ltd.                       104,400                3,336
  Jack in the Box Inc.                            108,100                2,821
  New York Times Co. Class A                       63,600                2,671
  Wendy's International, Inc.                     104,000                2,656
* Office Depot, Inc.                              241,500                2,507
* AutoZone Inc.                                    59,500                2,231
* Exodus Communications, Inc.                   1,038,700                2,140
  TJX Cos., Inc.                                   64,800                2,065
* Timberland Co.                                   48,000                1,896
  Liz Claiborne, Inc.                              34,400                1,735
  Talbots Inc.                                     36,000                1,575
  Ethan Allen Interiors, Inc.                      39,050                1,269
* Convergys Corp.                                  37,200                1,125
  The Neiman Marcus
    Group, Inc. Class A                            33,900                1,051
* Toys R Us, Inc.                                  40,200                  995
                                                                 -------------
                                                                 $     923,463
                                                                 -------------

CONSUMER STAPLES (3.9%)
  PepsiCo, Inc.                                 1,230,200               54,375
  Philip Morris Cos., Inc.                        696,700               35,358
  Kraft Foods Inc.                                884,400               27,416
* Safeway, Inc.                                   264,000               12,672
  CVS Corp.                                       168,500                6,504
  Walgreen Co.                                    171,500                5,857
  R.J. Reynolds Tobacco
    Holdings, Inc.                                 91,000                4,969
  The Pepsi Bottling Group, Inc.                  117,200                4,700
* The Kroger Co.                                  180,600                4,515
  ConAgra Foods, Inc.                             196,700                3,897
  Anheuser-Busch Cos., Inc.                        77,700                3,201
  Sara Lee Corp.                                   90,000                1,705
  The Coca-Cola Co.                                10,900                  490
                                                                 -------------
                                                                 $     165,659
                                                                 -------------

FINANCIAL SERVICES (14.8%)
  Citigroup, Inc.                               2,218,880              117,246
  First Data Corp.                              1,202,300               77,248
  American International
    Group, Inc.                                   754,835               64,916
  Fannie Mae                                      584,000               49,728
  Freddie Mac                                     437,900               30,653
  Ace, Ltd.                                       750,000               29,317
  AMBAC Financial Group Inc.                      370,000               21,534
  Merrill Lynch & Co., Inc.                       348,300               20,637
  MBIA, Inc.                                      334,800               18,642
  Bank of America Corp.                           277,820               16,678
  J.P. Morgan Chase & Co.                         323,874               14,445
* SunGard Data Systems, Inc.                      443,200               13,300
  FleetBoston Financial Corp.                     312,300               12,320
  Providian Financial Corp.                       201,890               11,952
  MBNA Corp.                                      351,000               11,565
  Automatic Data Processing, Inc.                 184,600                9,175
  Golden West Financial Corp.                     125,200                8,043
  HomeStore.com, Inc.                             230,000                8,041
  The Goldman Sachs Group, Inc.                    89,500                7,679
  Morgan Stanley
    Dean Witter & Co.                             116,600                7,489
* BISYS Group, Inc.                               105,000                6,195
  Allstate Corp.                                  135,100                5,943
  UnionBanCal Corp.                               171,755                5,788
  Deluxe Corp.                                    188,600                5,451
  The PMI Group Inc.                               66,450                4,828
  Lehman Brothers Holdings, Inc.                   60,600                4,712
  John Hancock Financial
    Services, Inc.                                113,800                4,582
  Fidelity National Financial, Inc.               177,800                4,369
  CIGNA Corp.                                      43,400                4,159
  Countrywide Credit
    Industries, Inc.                               89,361                4,100
  Old Republic International Corp.                135,300                3,924
  Equifax, Inc.                                    75,600                2,773
  Washington Mutual, Inc.                          70,500                2,647
  Comerica, Inc.                                   44,900                2,586
  American Express Co.                             63,200                2,452
  Green Point Financial Corp.                      63,700                2,446
  Household International, Inc.                    36,000                2,401
  MGIC Investment Corp.                            32,400                2,354
* DST Systems, Inc.                                44,000                2,319
  TCF Financial Corp.                              50,000                2,315
  eFunds Corp.                                    103,994                1,934
* Delphi Financial Group, Inc.                     50,000                1,925
  A.G. Edwards & Sons, Inc.                        30,200                1,359
  PNC Financial Services Group                     11,700                  770
  Marsh & McLennan Cos., Inc.                       7,200                  727
                                                                 -------------
                                                                 $     633,667
                                                                 -------------

HEALTH CARE (18.2%)

  Pharmacia Corp.                               1,540,900               70,804
  Pfizer, Inc.                                  1,594,050               63,842
  Baxter International, Inc.                    1,060,000               51,940
  Johnson & Johnson                               832,432               41,622
  AstraZeneca Group PLC ADR                       870,000               40,672
* Tenet Healthcare Corp.                          769,400               39,693
  Abbott Laboratories                             764,800               36,718
* Immunex Corp.                                 1,708,400               30,324
* Genzyme Corp.-
    General Division                              490,400               29,914
  Merck & Co., Inc.                               431,900               27,603
* Gilead Sciences, Inc.                           473,600               27,559
  UnitedHealth Group Inc.                         437,900               27,040

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
------------------------------------------------------------------------------
  American Home Products Corp.             $      432,100        $      25,252
  Cardinal Health, Inc.                           325,075               22,430
* Forest Laboratories, Inc.                       266,700               18,936
* IVAX Corp.                                      431,850               16,842
* HEALTHSOUTH Corp.                               967,500               15,451
  Beckman Coulter, Inc.                           355,000               14,484
* St. Jude Medical, Inc.                          205,000               12,300
* Chiron Corp.                                    232,600               11,863
  Becton, Dickinson & Co.                         326,800               11,696
* Cytyc Corp.                                     446,700               10,296
* IDEC Pharmaceuticals Corp.                      140,800                9,531
  Gambro AB A Shares                            1,514,300                9,251
  Andrx Corp.-Andrx Group                         111,600                8,593
  Schering-Plough Corp.                           234,100                8,484
  Eli Lilly & Co.                                 107,200                7,933
  Celgene Corp.                                   260,200                7,507
* Renal Care Group, Inc.                          215,000                7,071
  HCA Inc.                                        156,400                7,068
  Caremark Rx, Inc.                               428,000                7,041
* Henry Schein, Inc.                              159,400                6,097
  Bristol-Myers Squibb Co.                        109,600                5,732
  Gene Logic Inc.                                 235,000                5,123
  Sequenom, Inc.                                  356,100                4,985
  Aclara Biosciences, Inc.                        438,800                4,344
* Protein Design Labs, Inc.                        50,000                4,338
  Exelixis, Inc.                                  215,000                4,079
* Cor Therapeutics, Inc.                          120,000                3,660
  Genentech, Inc.                                  57,600                3,174
* Wellpoint Health Networks Inc.
    Class A                                        31,500                2,969
* Cephalon, Inc.                                   40,700                2,869
  Medtronic, Inc.                                  60,200                2,770
* Quest Diagnostics, Inc.                          35,600                2,665
  Novoste Corp.                                    94,300                2,405
* Respironics, Inc.                                75,000                2,232
  IMS Health, Inc.                                 62,900                1,793
  Varian, Inc.                                     48,300                1,560
  Varian Medical Systems, Inc.                     16,200                1,158
  Allergan, Inc.                                    1,300                  111
                                                                 -------------
                                                                 $     781,824
                                                                 -------------

INTEGRATED OILS (2.0%)

  Exxon Mobil Corp.                               328,700               28,712
  USX-Marathon Group                              537,100               15,850
  Occidental Petroleum Corp.                      528,600               14,055
  Kerr-McGee Corp.                                163,000               10,802
  Chevron Corp.                                    79,800                7,222
  Texaco Inc.                                      73,000                4,862
  Phillips Petroleum Co.                           80,400                4,583
                                                                 -------------
                                                                 $      86,086
                                                                 -------------

OTHER ENERGY (1.9%)

  Transocean Sedco Forex Inc.                     375,000               15,469
* Calpine Corp.                                   330,300               12,485
  Apache Corp.                                    221,100               11,221
* BJ Services Co.                                 353,800               10,041
  Anadarko Petroleum Corp.                        184,900                9,990
  Halliburton Co.                                 205,000                7,298
* Rowan Cos., Inc.                                250,900                5,545
  Equitable Resources, Inc.                        94,000                3,131
  Enron Corp.                                      41,500                2,033
  Comstock Resources, Inc.                        190,000                1,947
  Magnum Hunter Resources Inc.                    190,000                1,691
  Valero Energy Corp.                              31,600                1,162
                                                                 -------------
                                                                 $      82,013
                                                                 -------------

MATERIALS & Processing (0.4%)

* Dycom Industries, Inc.                          321,900                7,381
  PPG Industries, Inc.                             78,400                4,121
  Cabot Microelectronics Corp.                     65,000                4,030
  Engelhard Corp.                                  46,800                1,207
  Bowater Inc.                                     13,600                  608
  Praxair, Inc.                                     7,200                  338
                                                                 -------------
                                                                 $      17,685
                                                                 -------------

PRODUCER DURABLES (3.5%)

  United Technologies Corp.                       445,600               32,645
  The Boeing Co.                                  330,600               18,381
  Nokia Corp. ADR                                 675,000               14,877
* LAM Research Corp.                              366,000               10,852
* American Power
    Conversion Corp.                              492,600                7,758
* KLA-Tencor Corp.                                122,900                7,186
* Novellus Systems, Inc.                          108,400                6,156
  Pitney Bowes, Inc.                              138,500                5,834
  EMCORE Corp.                                    186,600                5,738
* American Tower Corp. Class A                    265,000                5,478
  Tektronix, Inc.                                 195,400                5,305
  Centex Corp.                                    120,600                4,914
  Embraer-Empresa Brasileira
    de Aeronautica SA ADR                         125,000                4,881
  Caterpillar, Inc.                                89,300                4,469
  D. R. Horton, Inc.                              188,700                4,283
  Goodrich Corp.                                   91,200                3,464
* Crown Castle International Corp.                140,000                2,296
  Cooper Industries, Inc.                          56,400                2,233
  York International Corp.                         43,500                1,523
  Emerson Electric Co.                             24,700                1,494
  Parker Hannifin Corp.                             5,700                  242
                                                                 -------------
                                                                 $     150,009
                                                                 -------------

TECHNOLOGY (20.8%)

* Microsoft Corp.                               1,294,100               94,469
* Cisco Systems, Inc.                           3,759,000               68,414
* VeriSign, Inc.                                1,114,230               66,865
* EMC Corp.                                     1,537,900               44,676
* Dell Computer Corp.                           1,527,200               39,936
  Intel Corp.                                     864,300               25,281
* Intuit, Inc.                                    620,600               24,818
* Veritas Software Corp.                          358,164               23,829
* BEA Systems, Inc.                               711,500               21,850

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
MORGAN GROWTH FUND                                 SHARES                (000)
------------------------------------------------------------------------------
  Texas Instruments, Inc.                  $      626,100        $      19,722
  Computer Associates
    International, Inc.                           502,800               18,101
  International Business
    Machines Corp.                                158,500               17,911
  Sonus Networks, Inc.                            753,400               17,599
* Comverse Technology, Inc.                       301,700               17,227
* Solectron Corp.                                 911,700               16,684
  Juniper Networks, Inc.                          530,700               16,505
* CIENA Corp.                                     416,500               15,827
* Rational Software Corp.                         562,800               15,787
* QUALCOMM, Inc.                                  260,000               15,205
  RSA Security Inc.                               434,150               13,437
* Advanced Micro Devices, Inc.                    462,900               13,369
* Black Box Corp.                                 194,900               13,128
* PeopleSoft, Inc.                                256,800               12,642
  Scientific-Atlanta, Inc.                        306,600               12,448
* Oracle Corp.                                    610,800               11,605
  NVIDIA Corp.                                    120,300               11,158
* NCR Corp.                                       234,800               11,036
* Apple Computer, Inc.                            466,400               10,844
  General Dynamics Corp.                          133,300               10,372
* Sanmina Corp.                                   378,000                8,849
  Newport Corp.                                   318,700                8,446
  McDATA Corp. Class A                            469,223                8,235
* Micron Technology, Inc.                         199,800                8,212
* HNC Software, Inc.                              320,200                8,005
  Avnet, Inc.                                     330,900                7,419
* Arrow Electronics, Inc.                         300,000                7,287
  Electronic Data Systems Corp.                   115,600                7,225
* Cirrus Logic                                    303,600                6,992
* Sun Microsystems, Inc.                          416,200                6,543
* Emulex Corp.                                    157,100                6,347
  Hewlett-Packard Co.                             218,600                6,252
* National Semiconductor Corp.                    195,800                5,702
* Unisys Corp.                                    382,800                5,631
* Vishay Intertechnology, Inc.                    230,350                5,298
  Adobe Systems, Inc.                             112,400                5,283
* Electronics for Imaging, Inc.                   175,600                5,180
* Integrated Silicon Solution, Inc.               353,800                4,918
* Atmel Corp.                                     347,000                4,681
  UTStarcom, Inc.                                 199,800                4,655
  Internet Security Systems, Inc.                  95,400                4,633
  Micromuse Inc.                                  162,600                4,551
  Centillium Communications, Inc.                 174,000                4,305
  Quantum Corp.-DLT & Storage
    Systems                                       401,000                4,046
  AVX Corp.                                       191,500                4,021
* Tellabs, Inc.                                   199,800                3,872
* International Rectifier Corp.                   112,100                3,823
  PerkinElmer, Inc.                               136,600                3,761
  Handspring, Inc.                                349,300                2,690
  Quest Software, Inc.                             66,100                2,495
  Apogent Technologies Inc.                       100,000                2,460
* Integrated Device
    Technology Inc.                                72,900                2,310
* KEMET Corp.                                     116,100                2,300
* Storage Technology Corp.                        164,200                2,259
  Computer Sciences Corp.                          64,200                2,221
  Harris Corp.                                     68,200                1,856
  Interwoven, Inc.                                102,500                1,732
* Symantec Corp.                                   33,600                1,468
  Rockwell International Corp.                     34,200                1,304
  Compaq Computer Corp.                            63,400                  982
* Adaptec, Inc.                                    96,800                  962
  Corning, Inc.                                    53,900                  901
  Infonet Services Corp.                           76,900                  654
  Motorola, Inc.                                   37,900                  628
  Brocade Communications
    Systems, Inc.                                   4,800                  211
* Advanced Fibre
    Communications, Inc.                            9,500                  199
* Ingram Micro, Inc. Class A                       10,900                  158
  Viant Corp.                                      32,400                   61
                                                                 -------------
                                                                 $     892,768
                                                                 -------------

UTILITIES (4.0%)

* Qwest Communications
    International Inc.                          1,314,400               41,890
* NTL Inc.                                      1,089,875               13,133
  Verizon Communications                          217,400               11,631
  WorldCom, Inc.-
    WorldCom Group                                788,650               11,199
  AT&T Wireless Group                             615,200               10,058
  Comcast Corp. Special Class A                   209,324                9,085
  BroadWing Inc.                                  350,000                8,557
* COLT Telecom Group PLC                        1,049,300                7,261
* Cox Communications, Inc.
    Class A                                       163,600                7,247
  Allegiance Telecom, Inc.                        450,000                6,745
* Cablevision Systems-NY Group
    Class A                                       105,600                6,178
  BellSouth Corp.                                 132,400                5,332
  Telephone & Data Systems, Inc.                   47,700                5,187
  China Unicom Ltd. ADR                           237,600                4,206
* McLeodUSA, Inc. Class A                         880,000                4,039
  Time Warner Telecom Inc.
    Class A                                       110,000                3,687
  UnitedGlobalCom Inc. Class A                    408,000                3,529
  Reliant Energy, Inc.                             88,800                2,860
  Entergy Corp.                                    66,000                2,534
  Questar Corp.                                    92,000                2,278
  Dominion Resources, Inc.                         32,200                1,936
  UtiliCorp United, Inc.                           61,000                1,864
  Kinder Morgan, Inc.                              29,500                1,482
  CenturyTel, Inc.                                 25,250                  765
  WorldCom, Inc.-MCI Group                         14,370                  231
                                                                 -------------
                                                                 $     172,914
                                                                 -------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
------------------------------------------------------------------------------
OTHER (2.2%)

  General Electric Co.                     $    1,106,400        $     53,937
  Tyco International Ltd.                         305,000              16,622
  Minnesota Mining &
    Manufacturing Co.                              52,200               5,956
  Industria de Diseno Textil, SA                  296,790               4,736
* Thermo Electron Corp.                           214,200               4,717
  Honeywell International Inc.                    123,700               4,328
  GenCorp, Inc.                                   100,000               1,280
* Berkshire Hathaway Inc.
    Class A                                            12                 833
                                                                 -------------
                                                                 $     92,409
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $3,608,123)                                              $  4,040,976
------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.9%)(1)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 4.63%, 7/12/2001                       $       20,300        $     20,279

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  4.07%, 7/2/2001                                 219,766             219,766
  4.07%, 7/2/2001--Note G                          12,790              12,790
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $252,827)                                                $    252,835
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (COST $3,860,950)                                              $  4,293,811
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
------------------------------------------------------------------------------
Other Assets--Note C                                             $     17,811
Liabilities--Note G                                                   (25,635)
                                                                 -------------
                                                                 $     (7,824)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)                                                $   4,285,987
==============================================================================
 * See Note A in Notes to Financial Statements.
 * Non-income-producing security.
(1)The fund invests a portion of its cash  reserves  in  equity  markets through
  the   use  of  index  futures  contracts.  After  giving   effect  to  futures
  investments, the fund's effective common stock and temporary cash investment positions represent 99.2% and 1.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security     segregated   as    initial  margin  for  open futures contracts.
  ADR--American Depositary Receipt.

-------------------------------------------------------------------------------
                                                                        AMOUNT
                                                                         (000)
-------------------------------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
Paid-in Capital                                                  $   4,300,845
Undistributed Net Investment Income                                      6,970
Accumulated Net Realized Losses                                       (449,662)
Unrealized Appreciation (Depreciation)--Note F
Investment Securities                                                  432,861
Futures Contracts                                                       (5,027)
-------------------------------------------------------------------------------
NET ASSETS                                                       $   4,285,987
===============================================================================

Investor Shares--Net Assets
Applicable to 259,530,745 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $   4,167,513
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                $       16.06
===============================================================================

Admiral Shares--Net Assets
Applicable to 2,378,093 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $     118,474
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                       $       49.82
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------
                                                            MORGAN GROWTH FUND
                                                SIX MONTHS ENDED JUNE 30, 2001
                                                                         (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                      $      13,096
  Interest                                                               6,363
  Security Lending                                                         315
------------------------------------------------------------------------------
Total Income                                                     $      19,774
------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                             2,143
  Performance Adjustment                                                 (331)
The Vanguard Group--Note C
  Management and Administrative--Investor Shares                        7,147
  Management and Administrative--Admiral Shares                            30
  Marketing and Distribution--Investor Shares                             300
  Marketing and Distribution--Admiral Shares                               --
  Custodian Fees                                                           89
  Auditing Fees                                                             6
  Shareholders' Reports--Investor Shares                                  116
  Shareholders' Reports--Admiral Shares                                    --
  Trustees' Fees and Expenses                                               5
------------------------------------------------------------------------------
  Total Expenses                                                        9,505
  Expenses Paid Indirectly--Note D                                       (546)
------------------------------------------------------------------------------
  Net Expenses                                                          8,959
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            $     10,815
------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                         (430,860)
  Futures Contracts                                                   (20,549)
------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                         $   (451,409)
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
------------------------------------------------------------------------------
  Investment Securities                                               175,464
  Futures Contracts                                                     2,411
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                 $    177,875
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   (262,719)
==============================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                           MORGAN GROWTH FUND
                                                     ---------------------------
                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                  JUNE 30, 2001   DEC. 31, 2000
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $      10,815   $      40,239
  Realized Net Gain (Loss)                             (451,409)        647,265
  Change in Unrealized Appreciation
      (Depreciation)                                    177,875      (1,403,338)
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        (262,719)       (715,834)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                          --         (38,655)
    Admiral Shares                                           --              --
  Realized Capital Gain
    Investor Shares                                     (13,438)       (746,126)
    Admiral Shares                                           --              --
--------------------------------------------------------------------------------
    Total Distributions                                 (13,438)       (784,781)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                      (222,178)      1,095,281
  Admiral Shares                                        123,323              --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                (98,855)      1,095,281
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            (375,012)       (405,334)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             $   4,660,999   $   5,066,333
--------------------------------------------------------------------------------
  End of Period                                   $   4,285,987   $   4,660,999
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------
                                                                     MORGAN GROWTH FUND INVESTOR SHARES
                                                                        ENDED YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                       SIX MONTHS   ------------------------------------------------------
THROUGHOUT EACH PERIOD                     JUNE 30, 2001      2000       1999        1998        1997       1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  17.08  $  22.92   $  19.72    $  17.54    $  15.63   $  14.09
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .04       .16        .14         .18        .160        .14
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 (1.01)    (2.90)      6.29        3.61       4.435       3.07
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                (.97)    (2.74)      6.43        3.79       4.595       3.21
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                --      (.15)      (.15)       (.18)      (.160)      (.14)
  Distributions from Realized Capital Gains         (.05)    (2.95)     (3.08)      (1.43)     (2.525)     (1.53)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                             (.05)    (3.10)     (3.23)      (1.61)     (2.685)     (1.67)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  16.06  $  17.08   $  22.92    $  19.72    $  17.54   $  15.63
=================================================================================================================

TOTAL RETURN                                      -5.65%   -12.51%     34.10%      22.26%      30.81%     23.30%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $  4,168  $  4,661   $  5,066    $  3,555    $  2,795   $  2,054
  Ratio of Total Expenses to
    Average Net Assets                            0.44%*     0.40%      0.42%       0.44%       0.48%      0.51%
  Ratio of Net Investment Income to
    Average Net Assets                            0.49%*     0.73%      0.71%       0.96%       0.93%      0.97%
  Portfolio Turnover Rate                           73%*       94%        65%         81%         76%        73%
=================================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                              MORGAN GROWTH FUND ADMIRAL SHARES
                                                                     MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JUNE 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .04
  Net Realized and Unrealized Gain (Loss)
    on Investments                                                         (.22)
--------------------------------------------------------------------------------
    Total from Investment Operations                                       (.18)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       --
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  49.82
================================================================================

TOTAL RETURN                                                             -0.36%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                 $    118
  Ratio of Total Expenses to Average Net Assets                         0.35%**
  Ratio of Net Investment Income to Average Net Assets                  0.82%**
  Portfolio Turnover Rate                                                 73%**
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Admiral Shares were first issued on May 14, 2001. Investor shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Franklin Portfolio Associates, LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to an index of the equity holdings of the largest growth stock mutual funds.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $238,000 for the six months ended June 30, 2001.

     For the six months ended June 30, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund's average net assets before a decrease of $331,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2001, the fund had contributed capital of $811,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.8% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in its non-interest-bearing custody account. For the six months ended June 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $534,000 and $12,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended June 30, 2001, the fund purchased $1,524,265,000 of investment securities and sold $1,577,084,000 of investment securities, other than temporary cash investments.

F. At June 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $432,861,000, consisting of unrealized gains of $882,066,000 on securities that had risen in value since their purchase and $449,205,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2001, the aggregate settlement value of open futures contracts expiring in September 2001 and the related unrealized depreciation were:

------------------------------------------------------------------------------
                                                             (000)
                                                 -----------------------------
                                                 AGGREGATE
                                 NUMBER OF      SETTLEMENT          UNREALIZED
FUTURES CONTRACTS           LONG CONTRACTS           VALUE        DEPRECIATION
------------------------------------------------------------------------------
S&P 500 Index                          479      $  147,496          $  (4,188)

S&P MidCap 400 Index                   244          63,745               (839)
------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at June 30, 2001, was $11,995,000, for which the fund held cash collateral of $12,790,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                       SIX MONTHS ENDED           YEAR ENDED
                                        JUNE 30, 2001         DECEMBER 31, 2000
                                     ---------------------  --------------------
                                       AMOUNT     SHARES      AMOUNT     SHARES
MORGAN GROWTH FUND                      (000)      (000)       (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                            $ 318,454     19,492 $ 1,462,014     65,713
  Issued in Lieu of Cash
    Distributions                      12,963        893     756,571     41,615
  Redeemed                           (553,595)   (33,785) (1,123,304)   (55,398)
                                    --------------------------------------------
    Net Increase (Decrease)--
     Investor Shares                 (222,178)   (13,400)  1,095,281     51,930
                                    --------------------------------------------
Admiral Shares
  Issued                              123,552      2,383          --         --
  Issued in Lieu of Cash
    Distributions                          --         --          --         --
  Redeemed                               (229)        (5)         --         --
                                    --------------------------------------------
    Net Increase (Decrease)--
     Admiral Shares                   123,323      2,378          --         --
--------------------------------------------------------------------------------

THE ADVANTAGES OF
GETTING CONNECTED
  VISIT VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

  Consider the benefits of using VANGUARD.COM. On our website, you can:
  **  Choose to receive all fund reports, as well as prospectuses, online.
  ** Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
  When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
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Valley Forge, PA 19482-2600

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This report is intended for the fund's  shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q262 082001